TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II –

CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

(collectively, the “Funds”)

Supplement dated September 23, 2014

to the Prospectus dated July 29, 2014 (the “Prospectus”)

The Board of Directors of Tweedy, Browne Fund Inc. (the “Company”) has unanimously approved the appointment of AMG Distributors, Inc., an affiliate of Tweedy, Browne Company LLC (“Tweedy, Browne”), as the exclusive sales agent and distributor for the sale and distribution of shares of each of the Funds, effective October 1, 2014. Tweedy, Browne will resign as distributor on September 30, 2014, and certain Tweedy, Browne personnel will be associated with the new distributor. This change was based in part on Tweedy, Browne’s determination no longer to operate as a broker-dealer.

Tweedy, Browne will continue to serve as each Fund’s investment adviser. This change is not expected to have any impact on Tweedy, Browne’s management of each Fund’s portfolio.

This Supplement should be retained with your Prospectus for future reference.

TWB-Supp-SEP2014

Tweedy, Browne Global Value Fund	TBGVX

Tweedy, Browne Global Value Fund II - Currency Unhedged	TBCUX

Tweedy, Browne Value Fund	TWEBX

Tweedy, Browne Worldwide High Dividend Yield Value Fund	TBHDX

each a series of

TWEEDY, BROWNE FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2014

as amended September 23, 2014

This Statement of Additional Information (“SAI”) provides information about Tweedy, Browne Global Value Fund (the “Global Value Fund”), Tweedy, Browne Global Value Fund II - Currency Unhedged (the “Global Value Fund II - Currency Unhedged”), Tweedy, Browne Value Fund (the “Value Fund”) and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “High Dividend Yield Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Funds are series of Tweedy, Browne Fund Inc. (the “Company”).

This information is in addition to the information contained in the Funds’ Prospectus dated July 29, 2014, as amended or supplemented from time to time (the “Prospectus”). This SAI is not a Prospectus. It should be read in conjunction with the Prospectus and the Funds’ Annual Report dated March 31, 2014. The financial statements and notes contained in the Annual Report are incorporated by reference into the SAI. Copies of the Prospectus and Annual Report may be obtained without charge by writing to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005 or by calling 800-432-4789.

INVESTMENT OBJECTIVES AND POLICIES

The Company, a Maryland corporation organized on January 28, 1993, offers four separate series: Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and High Dividend Yield Value Fund. The Company is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Company is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Company. Tweedy, Browne Company LLC is the investment adviser of each Fund and is referred to herein as “Tweedy, Browne” or the “Adviser.”

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without the approval of shareholders. The Global Value Fund and the Global Value Fund II - Currency Unhedged seek long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities that the Adviser believes are undervalued. The Value Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The High Dividend Yield Value Fund seeks long-term growth of capital and, to a lesser extent, dividend income by investing primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and that are reasonably valued. Each Fund is permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

Generally, the Global Value Fund and Value Fund also seek to hedge back to the U.S. dollar their perceived foreign currency exposure, based on the Adviser’s judgment of such exposure after taking into account various factors, such as the source of the portfolio companies’ earnings and the currencies in which their securities trade. In contrast, the Global Value Fund II - Currency Unhedged and High Dividend Yield Value Fund generally do not hedge their foreign currency exposure, in order to provide investors interested in the Adviser’s investment approach with vehicles that have a non-U.S. currency exposure. With respect to the Global Value Fund II - Currency Unhedged, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund’s currency exposure to a particular emerging market. In the case of the High Dividend Yield Value Fund, a substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and non-U.S. multi-national companies that have meaningful exposure to the U.S. dollar.

Risks of the Funds

Global Value Fund. The Global Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally-oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk. Investment in shares of the Global Value Fund is not intended to provide a complete investment program for an investor. The Global Value Fund expects to invest primarily in foreign equity securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Global Value Fund’s shares when sold may be higher or lower than when purchased.

Global Value Fund II - Currency Unhedged. The Global Value Fund II - Currency Unhedged is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally-oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk and currency exchange rate risk. Investment in shares of the Global Value Fund II - Currency Unhedged is not intended to provide a complete investment program for an investor. The Global Value Fund II - Currency Unhedged expects to invest primarily in foreign equity securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund II - Currency Unhedged may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Fund’s shares when sold may be higher or lower than when purchased.

Value Fund. The Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value-oriented investment strategy offers investors the opportunity for profitable investment in undervalued domestic and foreign equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the Value Fund’s shares when sold may be higher or lower than when purchased.

High Dividend Yield Value Fund. The High Dividend Yield Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio that has an above-average dividend yield, in accordance with the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The High Dividend Yield Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that have above-average dividend yields and that the Adviser believes are reasonably valued. Under normal market conditions, the High Dividend Yield Value Fund invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund may also invest in debt investments, although interest income is an incidental consideration. As with any long-term investment, the value of the High Dividend Yield Value Fund’s shares when sold may be higher or lower than when purchased.

Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect each Fund’s performance. As many foreign companies are not subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and volatility of price is often greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

In some foreign countries, there may be generally less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the U.S. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions. In addition, with respect to certain foreign countries, there is the possibility of seizure or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing risks through continuous professional management.

These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the issues associated with these risks through diversification and active professional management. Depositary receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

Because the Funds may be invested in both U.S. and foreign securities markets, changes in each Fund’s share price may have a low correlation with movements in the U.S. markets. Each Fund’s share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the unhedged investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see “Dividends, Distributions and Taxes”). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest for the most part in developed countries, with some exposure to emerging markets, around the world in an attempt to take advantage of appropriate opportunities wherever they may arise.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of undervalued securities whose market prices may be well below the stocks’ intrinsic values at time of purchase.

The Funds cannot guarantee a gain or eliminate the risk of loss. There is no assurance that a Fund’s objectives will be achieved. Investment in shares of a Fund is not intended to provide a complete investment program for an investor.

Investments and Investment Techniques

Depositary Receipts. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market, and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds’ investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund’s custodian or in the Federal Reserve Book Entry system. In order to obtain the most favorable pricing, the Fund may enter into triparty agreements among the Fund, its custodian and the repurchase agreement counterparty, usually an investment bank.

For federal income tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities. Each Fund may invest in investment company securities. Such investments are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules promulgated under the 1940 Act. Under Section 12(d) (1) (F), each Fund may purchase up to 3% of the shares of any number of other mutual funds, and under Rule 12d1-1, each Fund may invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund’s investment objectives and policies. When a Fund invests in shares of a mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of the mutual fund in addition to the Fund’s own fees and expenses.

Illiquid Securities. Each Fund may invest a portion of its assets in illiquid securities. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. No more than 15% of a Fund’s assets will be invested in illiquid securities.

Fixed Income Obligations. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity.

Debt Securities. The Funds may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody’s

Investors Service, Inc. (“Moody’s”) or AAA, AA, A or BBB by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“S&P”) or those of equivalent quality as determined by the Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody’s, or below BBB by S&P or deemed by the Adviser to be of comparable quality. Securities rated below BBB or Baa are typically referred to as “junk bonds” and have speculative characteristics.

High Yield, High Risk Securities. Each Fund may invest up to and including 15% of its total assets in securities rated lower than investment grade and in non-rated securities of equivalent credit quality in the Adviser’s judgment. The Funds may invest in debt securities which are rated as low as C by Moody’s or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody’s and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

The prices of high yield, high risk securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund’s net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds’ portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because less reliable and objective data is available.

It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity, although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities. The Funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund’s investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivatives, Currency and Related Transactions. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s net assets will be committed to initial margin or premiums on instruments regulated by the Commodity Futures Trading Commission (“CFTC”) in Strategic Transactions entered into for non-hedging purposes and the notional amount of instruments regulated by the CFTC will not exceed a Fund’s net assets. The Company has claimed exclusion from the definition of the term

“commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets, on behalf of the Funds. Therefore, the Company is not subject to commodity pool operator (“CPO”) registration and regulation under the Commodity Exchange Act and expects that it will continue to qualify for exclusion under amendments to the CPO rules recently adopted by the CFTC. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund’s ability to benefit from these Strategic Transactions will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

Each Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, in many cases there may be no central clearing or guaranty function for an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”).

If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund’s income. The sale of put options can also provide income.

All calls sold by the Funds must be “covered” (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC, and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below in “Use of Segregated and Other Special Accounts.”

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, options on currency futures, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below (see “Swaps, Caps, Floors and Collars”). The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the euro, and a Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell euros and buy U.S. dollars.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to a country’s economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below in “Use of Segregated and Other Special Accounts.”

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (iv) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities as long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A forward currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund’s portfolio investments.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, each of the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by “marking to market” daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (see “Dividends, Distributions and Taxes”).

Borrowing. Each Fund may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds’ borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Loans of Portfolio Securities and Related Risks. Each Fund may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive all or a portion of the interest or dividends paid on the loaned securities or a negotiated payment; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Directors, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

INVESTMENT RESTRICTIONS

The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information, a “majority of the outstanding voting securities of a Fund” means the lesser of (1) 67% or more of the voting securities of such Fund present at a meeting of Fund shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, none of the Funds may:

1.

borrow money, except to obtain liquid securities for use in connection with Strategic Transactions (as defined under “Derivatives, Currency, and Related Transactions” on page 8) conducted by the Fund in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

2.

purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

3.	act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

4.	make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

5.

issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

6.	purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

7.

with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.

In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: none of the Funds may invest more than 15% of its net assets in securities which are not readily marketable. Generally speaking, securities are considered to be readily marketable if they can be sold within seven days at approximately the value placed on them by the Fund.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds’ assets will not be considered a violation of the restriction.

Share Certificates

Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in the Funds.

MANAGEMENT OF THE COMPANY AND THE FUNDS

Information about Directors and Officers

Information pertaining to the Directors and officers of the Company is set forth below. The Board of Directors oversees the Company’s business and investment activities and is responsible for protecting the interests of the Funds’ shareholders. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Leadership Structure and Risk Oversight Function

The Board is currently composed of six Directors, four of whom are not “interested persons” of the Company (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Company and to oversee the Company’s activities, including its investment performance, compliance program and risks associated with its activities.

William H. Browne, a Managing Director of the Adviser, and therefore an “interested person” of the Company, serves as Chairman of the Board. The Independent Directors believe that they benefit from the participation of Mr. Browne at Board meetings and that Mr. Browne provides important insights and leadership to the Board as Chairman. The Board has appointed Mr. Richard Salomon, Independent Director and Chairman of the Audit Committee, as lead Independent Director of the Company. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with officers, counsel and other Directors on matters that may arise between regular Board meetings. Designation as such does not impose on the lead Independent Director any obligations or other standards greater than or different from other Directors. The Board has established one standing committee, the Audit Committee, to facilitate the Board’s oversight of the management of the Company. The scope of the Committee’s responsibilities is discussed in greater detail below. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities. The Independent Directors, as part of their annual self-evaluation process, review: (1) the Audit Committee Charter; and (2) the structure of the Board and its committees. The Independent Directors believe that the Fund’s Board and committee structure is appropriate given the characteristics and circumstances of the Company and its business activities.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Company’s activities. In addition, Tweedy, Browne’s and the Company’s other service providers have adopted policies and implemented processes and procedures to identify, assess and manage risks associated with the Company’s activities. The Company’s senior officers, including, but not limited to, the Chief Compliance Officer and Treasurer, portfolio management personnel and other senior personnel of Tweedy, Browne, the Company’s independent registered public accounting firm (the “independent auditors”) and the Company’s third-party service providers make periodic reports to the Board and its Committee with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Directors

The charts below identify the Directors and officers of the Company.

DISINTERESTED DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office [1] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 72 Director	13 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004.	4	Director, Janus Capital Group Inc. (asset management)
Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 78 Director	21 years	Chairman, Related Beal (real estate development and investment companies); Real estate consultant.	4	None
John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 71 Director	11 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of Boards of Managers of Bank of America’s Excelsior Funds
Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 66 Director	18 years	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013.	4	None

[1]

Directors and officers serve for a term until the earliest of the next meeting of stockholders and the election and qualification of their successors or their: (i) removal, (ii) resignation or (iii) death.

INTERESTED DIRECTORS[2]

Name, Address, Age and Position(s) with Company	Term of Office [1] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
William H. Browne[2] One Station Place Stamford, CT 06902 Age: 70 Chairman, Vice President, and Director	Chairman and Vice President– Since July 2009; Director – Since March 2009; previously served as a Director of the Company from 1993-1997	Managing Director, Tweedy, Browne Company LLC	4	N/A
Thomas H. Shrager[2] One Station Place Stamford, CT 06902 Age: 57 President and Director	President - Since July 2009; Director – since April 2008	Managing Director, Tweedy, Browne Company LLC	4	N/A

[1]

Directors and officers serve for a term until the earliest of the next meeting of stockholders and the election and qualification of their successors or their (i) removal, (ii) resignation or (iii) death.

[2]

“Interested person” of the Company as defined in the 1940 Act. Messrs. William H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors Inc., the Funds’ distributor.

OFFICERS WHO ARE NOT DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years
Elise M. Dolan One Station Place Stamford, CT 06902 Age: 38 Chief Compliance Officer and Assistant Secretary	1 year

Chief Compliance Officer of the Company since September, 2013 and Assistant Secretary of the Company since March, 2014; Associate General Counsel, Tweedy, Browne Company LLC, since September, 2013; Associate, Dechert LLP, 2002-2013.

Patricia A. Rogers One Station Place Stamford, CT 06902 Age: 48 Vice President and Secretary	10 years

Vice President and Secretary of the Company since 2013; General Counsel and Chief Compliance Officer of Tweedy, Browne Company, LLC since 2014; Chief Compliance Officer of the Company from 2004-2013; Associate General Counsel, Tweedy, Browne Company LLC from 1998-2013.

John D. Spears One Station Place Stamford, CT 06902 Age: 65 Vice President	21 years	Managing Director, Tweedy, Browne Company LLC
Robert Q. Wyckoff, Jr. One Station Place Stamford, CT 06902 Age: 61 Treasurer	12 years	Managing Director, Tweedy, Browne Company LLC

[1]

Directors and officers serve for a term until the earliest of the next meeting of stockholders and the election and qualification of their successors or their (i) removal, (ii) resignation or (iii) death.

The Board has determined that each of the Directors is qualified to serve as a Director of the Company, based on a review of the experience, qualifications, attributes and skills of each Director, including those listed in the table above. The Board also considered the diversity of the Directors’ backgrounds when determining whether each Director is qualified to serve as a Director of the Company. In making its determination, the Board has taken into account each Director’s commitment to the Board and participation in Board and Committee meetings throughout his tenure on the Board. These qualifications, as well as other qualifications preceding the five-year reporting period in the table above, support the conclusion that each individual is qualified to serve as a Director.

Standing Committees

The Board of Directors has established an Audit Committee consisting of four members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, and Hover, each an Independent Director of the Company. The Board of Directors has determined that Paul Balser is an Audit Committee Financial Expert. The functions performed by the Audit Committee include: (1) overseeing the quality, objectivity and integrity of the Company’s financial reporting process and financial statements and the independent audit and review thereof; (2) reviewing and evaluating any issues raised by the independent auditors; and (3) acting as a liaison between the Company’s independent auditors and the full Board of Directors. The Audit Committee held two meetings during the fiscal year ended March 31, 2014.

Directors’ Ownership of the Funds

Set forth in the table below for each Director is the dollar range of equity securities beneficially owned in each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen by each Director within the Company’s family of investment companies as of December 31, 2013.

Name of Director(s)	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies

Paul F. Balser	Global Value Fund – over $100,000 Global Value Fund II – none Value Fund – none High Dividend Yield Value Fund – none	over $100,000

Bruce A. Beal	Global Value Fund – over $100,000 Global Value Fund II – none Value Fund – none High Dividend Yield Value Fund – none	over $100,000

William H. Browne	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – over $100,000 High Dividend Yield Value Fund – over $100,000	over $100,000

John C. Hover II	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – none High Dividend Yield Value Fund – over $100,000	over $100,000

Richard B. Salomon	Global Value Fund – over $100,000 Global Value Fund II – none Value Fund – over $100,000 High Dividend Yield Value Fund – over $100,000	over $100,000

Thomas H. Shrager	Global Value Fund – over $100,000 Global Value Fund II – $50,001 - $100,000 Value Fund – over $100,000 High Dividend Yield Value Fund – $50,001 - $100,000	over $100,000

The Directors not affiliated with the Adviser received from the Company an annual fee of $100,000 paid in quarterly installments of $25,000, plus reimbursement for out-of-pocket expenses incurred for service as a Director. The lead Independent Director receives additional compensation of $20,000 per annum, paid in quarterly installments of $5,000. No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

The table below shows the total fees that were paid to each of the Independent Directors during the fiscal year ended March 31, 2014. No executive officer or person affiliated with the Funds, other than the Independent Directors, received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

Independent Directors	Aggregate Compensation Received from the Company	Pension or Retirement Benefits Accrued (as part of Fund expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Paul F. Balser	$100,000	None	None	Total Compensation – $100,000
Bruce A. Beal	$100,000	None	None	Total Compensation – $100,000
John C. Hover II	$100,000	None	None	Total Compensation – $100,000
Richard B. Salomon*	$120,000	None	None	Total Compensation – $120,000
*	Mr. Salomon, as the lead Independent Director, receives additional compensation of $20,000 per annum paid in quarterly installments of $5,000.

INVESTMENT ADVISORY AND OTHER SERVICES

Structure of the Funds

Each Fund is a diversified series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993. Tweedy, Browne Fund Inc. is an open-end management investment company.

The authorized capital stock of the Company consists of 2.0 billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Value Fund, 600 million shares of which are allocated to the Global Value Fund II—Currency Unhedged, 400 million shares of which are allocated to the Value Fund and 400 million shares of which are allocated to the High Dividend Yield Value Fund. Each share of a series has equal rights with each other share of that series as to voting for Directors, redemption, dividends, liquidation and all other matters on which shareholders are entitled to vote. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. Any meeting held for the purpose of electing Directors shall be designated the annual meeting of shareholders for that year. Special meetings may also be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

The Directors have the authority to issue additional classes and series of shares of stock and to designate the relative rights and preferences as between the different classes and series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

Maryland corporate law provides that a Director of the Company will not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director will be fully protected in relying in good faith upon the records, opinions or reports made to the Company by persons reasonably believed by the Director to be qualified to provide such information, opinions or reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability or expense to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics

The Company and Tweedy, Browne as investment adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Company. In addition, AMG Distributors Inc. as principal underwriter has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act (the “AMG Code of Ethics”). The AMG Code of Ethics, which generally permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, contains procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2014, the following entities/individuals owned of record or were known by the Company to have beneficially owned 5% or more of the outstanding shares of the relevant Fund:

Fund Name	Name and Address	Percent of Total Shares Outstanding

Tweedy, Browne Global Value Fund	Charles Schwab & Co. Inc FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4122	21.72%

Tweedy, Browne Global Value Fund	National Financial Services Corp. FBO Its Customers 499 Washington Boulevard Jersey City, NJ 07310-2010	20.99%

Tweedy, Browne Global Value Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.56%

Tweedy, Browne Global Value Fund II – Currency Unhedged	Tiedemann Trust Company 200 Bellevue Parkway Suite 525 Wilmington, DE 19809	14.26%

Tweedy, Browne Global Value Fund II – Currency Unhedged	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	14.22%

Fund Name	Name and Address	Percent of Total Shares Outstanding

Tweedy, Browne Global Value Fund II – Currency Unhedged	Charles Schwab & Co. Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4112	13.12%

Tweedy, Browne Global Value Fund II – Currency Unhedged	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	10.23%

Tweedy, Browne Global Value Fund II – Currency Unhedged	MAC & Co. FBO its Customers 525 William Penn Place Pittsburgh, PA 15230-3198	8.36%

Tweedy, Browne Global Value Fund II – Currency Unhedged	National Financial Services Corp. FBO Its Customers 499 Washington Boulevard Jersey City, NJ 07310-2010	5.61%

Tweedy, Browne Value Fund	National Financial Services Corp. FBO Its Customers 499 Washington Boulevard Jersey City, NJ 07310-2010	12.37%

Tweedy, Browne Value Fund	BNY Mellon Trustee Alcoa Master Retirement Plans 201 Isabella Street Pittsburgh, PA 15212-5858	9.60%

Tweedy, Browne Value Fund	John D. Spears Tweedy, Browne Company LLC One Station Place Stamford, CT 06902	6.28%

Tweedy, Browne Value Fund	Charles Schwab & Co. Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4122	6.03%

Tweedy, Browne Value Fund	BNYM I. S. Trust Co. FBO Managed Investment Clients 760 Moore Road King of Prussia, PA 19406-1212	5.38%

Tweedy, Browne Worldwide High Dividend Yield Value Fund	Charles Schwab & Co. Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4122	26.49%

Fund Name	Name and Address	Percent of Total Shares Outstanding

Tweedy, Browne Worldwide High Dividend Yield Value Fund	National Financial Services Corp. FBO Its Customers 499 Washington Boulevard Jersey City, NJ 07310-2010	15.67%

Tweedy, Browne Worldwide High Dividend Yield Value Fund	BNY Mellon Trustee Alcoa Master Retirement Plans 201 Isabella Street Pittsburgh, PA 15212-5858	7.10%

Tweedy, Browne Worldwide High Dividend Yield Value Fund	Premier Health Partners Operating Investment Program 110 North Main Street Dayton, OH 45402	5.24%

As of June 30, 2014 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Global Value Fund, High Dividend Yield Value Fund, and Global Value Fund II – Currency Unhedged, and owned 7.3% of the outstanding shares of the Value Fund.

Investment Adviser

Tweedy, Browne acts as investment adviser to each of the Funds. The Adviser is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser.

Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its four Managing Directors, William H. Browne, Thomas H. Shrager, John D. Spears and Robert Q. Wyckoff, Jr.; certain other employees of Tweedy, Browne; and Affiliated Managers Group, Inc. (“AMG”), which, through certain of its subsidiaries, owns a majority interest in Tweedy, Browne. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of all of the firm’s Managing Directors, William Browne, Thomas Shrager, John Spears and Robert Wyckoff, has overall responsibility for the conduct of the firm’s affairs. The foregoing individuals and David Browne, Roger de Bree and John Jay Hill act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. Neither AMG nor its subsidiaries manage the day-to-day operations of, nor participate in, the investment process at Tweedy, Browne.

The Adviser renders services to the Funds pursuant to separate Investment Advisory Agreements (the “Agreements”) dated as of May 29, 1998 in the case of the Global Fund and the Value Fund, September 16, 2009 in the case of the Global Value Fund II—Currency Unhedged and April 20, 2007 in the case of the High Dividend Yield Value Fund. Each Agreement had an initial two-year term and thereafter remains in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, and by vote of either the Company’s Directors or the outstanding voting securities of the Fund. The Agreements for each Fund were most recently approved by the Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of the Adviser or the Company, on May 14, 2014. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice, and automatically terminates in the event of its assignment.

Under each Agreement, the Adviser regularly provides the Funds with continuing investment management for the Funds’ portfolios consistent with the Funds’ investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds’ assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Incorporation and By-Laws, the 1940 Act and the Code, and to the Funds’ investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.

Under the Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds’ operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds’ transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds’ federal, state and local tax returns; assisting in preparing and filing the Funds’ federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds’ books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; processing the payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Subject to the ability of the Adviser, upon approval of the Board, to obtain reimbursement for the administrative time spent on the Funds’ operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation of all Directors, officers and employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers of the Company, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds’ office space and facilities. The Company pays Tweedy, Browne for certain non-advisory services performed by certain employees of the Adviser which consist of financial, tax and accounting reviews, reconciliations and related matters and compliance and shareholder servicing assistance. For these services, the amount the Company pays Tweedy, Browne is currently $475,000 per year, allocated pro-rata based on the relative average net assets of the Funds. The agreement was most recently approved on December 10, 2013.

Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the costs of preparing share certificates or other expenses, including clerical expenses, of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees of the Company who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

For the Adviser’s investment advisory services to each Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund’s average daily net assets. In accordance with each Fund’s Agreement, the fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid. The Adviser has formally requested and is receiving interim payments of the advisory fee from the Funds.

With respect to the Global Value Fund II - Currency Unhedged, the Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain total annual fund operating expenses (excluding brokerage costs, interest, taxes and extraordinary expenses) at no more than 1.37% of the Fund’s average daily net assets. This arrangement will continue through December 31, 2014. In this connection, the Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% for the Fund, on an annualized basis.

Each Agreement also provides that the applicable Fund and the Company may use any name utilizing or derived from the name “Tweedy, Browne” only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and members against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

During the past three fiscal years, the Global Value Fund, Global Value II – Currency Unhedged, Value Fund and High Dividend Yield Value Fund incurred investment advisory fees in the following amounts:

	Fiscal Year Ended March 31, 2014
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$85,613,300	N/A	N/A	$85,613,300
Global Value Fund II – Currency Unhedged	$4,596,913	$15,433	N/A	$4,581,480
Value Fund	$7,664,101	N/A	N/A	$7,664,101
High Dividend Yield Value Fund	$9,144,156	N/A	N/A	$9,144,156

	Fiscal Year Ended March 31, 2013
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$63,738,245	N/A	N/A	$63,738,245
Global Value Fund II – Currency Unhedged	$3,260,294	$62,911	N/A	$3,197,383
Value Fund	$6,564,747	N/A	N/A	$6,564,747
High Dividend Yield Value Fund	$7,735,725	N/A	$32	$7,735,757

	Fiscal Year Ended March 31, 2012
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$56,480,119	N/A	N/A	$56,480,119
Global Value Fund II – Currency Unhedged	$2,624,939	$53,134	N/A	$2,571,805
Value Fund	$5,599,840	N/A	N/A	$5,599,840
High Dividend Yield Value Fund	$4,565,066	N/A	$9,173	$4,574,239

The table below identifies other accounts for which each person who is a member of the Investment Committee was either jointly or primarily responsible for the day-to-day portfolio management of the Funds, as of June 30, 2014.

Name of Investment Committee Member(s)	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
David W. Browne, William H. Browne, Roger R. de Bree, John Jay Hill, Thomas H. Shrager, John D. Spears and Robert Q. Wyckoff, Jr.	Other Registered Investment Companies:	0	N/A	0	N/A
	Other Pooled Investment Vehicles:	33	5,366,378,759	0	0
	Other Accounts:	411	5,995,982,624	2	36,553,761

The foregoing accounts are, for the most part, managed with investment objectives and techniques that are substantially similar to the objectives and techniques of the relevant Fund. Consistent with Tweedy, Browne’s belief that it is important for Investment Committee Members to have their own assets invested alongside clients, the Investment Committee Members have significant investments in the Funds, as well as in certain other pooled investment vehicles managed by Tweedy, Browne. These investments may present material conflicts of interest when the Investment Committee Members make allocation decisions regarding the purchase or sale of securities where market liquidity is limited. Similarly, decisions regarding the allocation of securities between the Funds and other portfolios, many of which pay higher investment advisory fees to Tweedy, Browne than do the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash, could present conflicts relating to the allocation of securities. Tweedy, Browne earns performance fees for only a very small fraction of its client assets and subjects those accounts to the same allocation procedures as other unaffiliated accounts and consequently does not believe there is any cognizable increase in potential conflicts for that reason. Tweedy, Browne has written allocation procedures and a joint Code of Ethics with the Funds, which are designed to help ensure that allocations are fair over time and are objectively based, that trades effected for the Funds and other unaffiliated clients are not negatively affected by trading for accounts in which the Investment Committee Members have an interest and that trades for the Global Value Fund, which is Tweedy, Browne’s largest account, does not negatively affect the ability of other unaffiliated accounts to receive fair allocations over time.

Messrs. William Browne, Shrager, Spears and Wyckoff are Managing Directors and Members of Tweedy, Browne. As such, each individual has a certain level of ownership interest in Tweedy, Browne. The sole compensation each of these individuals receives with respect to the management of the Funds and other managed accounts is a percentage of the earnings of Tweedy, Browne that primarily corresponds to their respective ownership interest in Tweedy, Browne. Messrs. David Browne, de Bree and Hill each receives a base salary and a bonus determined by the Management Committee in relation to his performance as an analyst. In addition, Messrs. de Bree and Hill are members of Tweedy, Browne and in that capacity receive a portion of their compensation in the form of distributions in respect of their equity interest in the Adviser. Substantially all of the revenue of Tweedy, Browne is derived from investment advisory fees earned from the management of Tweedy, Browne clients’ portfolios, including the Funds.

As of June 30, 2014, the members of the Investment Committee and their families have an aggregate of approximately $157.4 million invested in the Funds. Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by each Investment Committee Member as of June 30, 2014.

Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned
David W. Browne	Global Value Fund –$500,001 - $1,000,000 Global Value Fund II – Currency Unhedged – $10,001 - $50,000 Value Fund – $100,001 - $500,000 High Dividend Yield Value Fund – $50,001 - $100,000
William H. Browne	Global Value Fund – over $1,000,000 Global Value Fund II – Currency Unhedged – over $1,000,000 Value Fund – over $1,000,000 High Dividend Yield Value Fund – $500,000 - $1,000,000
Roger R. de Bree	Global Value Fund –$10,001 - $50,000 Global Value Fund II – Currency Unhedged – $500,001 - $1,000,000 Value Fund – None High Dividend Yield Value Fund – None
John Jay Hill	Global Value Fund –$100,001 - $500,000 Global Value Fund II – Currency Unhedged – $50,001 - $100,000 Value Fund – $100,001 - $500,000 High Dividend Yield Value Fund –$10,001 - $50,000
Thomas H. Shrager	Global Value Fund – over $1,000,000 Global Value Fund II – Currency Unhedged – $50,001 - $100,000 Value Fund – $500,001 - $1,000,000 High Dividend Yield Value Fund – $100,001 - $500,000
John D. Spears	Global Value Fund – over $1,000,000 Global Value Fund II – Currency Unhedged – over $1,000,000 Value Fund – over $1,000,000 High Dividend Yield Value Fund – over $1,000,000
Robert Q. Wyckoff, Jr.	Global Value Fund – over $1,000,000 Global Value Fund II – Currency Unhedged – $100,001 - $500,000 Value Fund – $500,001 – $1,000,000 High Dividend Yield Value Fund – $100,001 - $500,000

Certain investments may be appropriate for one or more of the Funds and also for other clients advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a well diversified portfolio of stocks that satisfy Tweedy, Browne’s value criteria in accordance with their respective investment objectives and after consideration of such factors as their current account holdings, availability of cash for investment, tax consequences and the size of their account. Subject to adjustments made by the Managing Directors prior to or early in the trading day or with the approval of a compliance officer, trades are allocated among Tweedy, Browne’s clients, including certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest, in accordance with available cash and the diversification target for the particular security or country involved. In addition, because the Global Value Fund is substantially larger than any of Tweedy, Browne’s other clients and often has substantial inflows of cash, limits are imposed on the amount of a particular security that can be allocated to the Fund in order to assure that the other clients also receive reasonable allocations while the Adviser’s clients are acquiring or disposing of that security. The Adviser’s allocation procedures are designed to give each client a fair allocation of buying and selling opportunities and may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis and at different prices from day to day in order to achieve the overall objectives of the allocation process for all clients. In general, all trades during a particular day are price averaged so that each client receiving an allocation that day receives the same average price per share as all other clients. Purchase and sale orders for the Funds are combined with those of other clients of the Adviser in the interest of achieving most favorable net results to each Fund.

The Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

In accordance with the procedures described in the Code of Ethics, a covered person may not purchase or sell any particular security owned or under active consideration by the Funds until seven days after the most recent purchase or sale by any of the Funds of that particular security, with limited exceptions for certain medium and large capitalization equity securities. Covered persons do not include certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest. Covered personnel are required to preclear any personal securities investments (with limited exceptions, such as government securities, high grade debt, municipal securities and shares of open-end mutual funds other than the Funds) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. Also under the Code of Ethics, investments in the Funds by all covered personnel of the Adviser are generally subject to a 180-day holding period.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds’ custodian banks. It is the Adviser’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

From time to time the Adviser and/or the Distributor (as defined below) and the Funds may enter into arrangements with other entities that provide recordkeeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. Subject to limitations under the Code and to approval by the Independent Directors, each Fund may pay a portion of such compensation representing savings to the Fund.

Distributor

The Company has a distribution agreement (the “Distribution Agreement”) with AMG Distributors Inc. to act as distributor (the “Distributor”) for the Funds, effective October 1, 2014. (Prior to October 1, 2014, Tweedy, Browne Company LLC served as each Fund’s Distributor. As of the date of this SAI, Tweedy, Browne is in the process of terminating its registration as a broker-dealer and its membership with the Financial Industry Regulatory Authority, Inc.)

The Distribution Agreement was approved by the Directors, including a majority of the Directors who are not parties to such Distribution Agreement or interested persons of any party thereto, on September 16, 2014. The Distribution Agreement has an initial two year term and thereafter remains in effect from year to year upon the annual approval by (i) a majority of the Directors who are not parties to such agreements or “interested persons” of any such party and (ii) either by a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund.

Under the Distribution Agreements, the Company is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company’s registration statement and the Funds’ prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, and the registration and qualification of shares for sale in the various states. The Company is also responsible for other expenses not assumed by the Adviser or the Distributor in the Distribution Agreement, including the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders; the fees and expenses of preparing, printing and mailing notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

Under the Distribution Agreement, the Adviser pays for (or reimburses the Distributor for the costs and expenses of) printing and distributing prospectuses and shareholder reports (after such items have been prepared and set in type) which are used in connection with the offering of the Funds’ shares to the public, the costs and expenses of preparing, printing and mailing any other literature used in connection with the offering of shares of a Fund to the public, and the costs and expenses of advertising, promoting and selling Shares of any of the Funds to the public. The Adviser also pays (or reimburses the Distributor for the costs and expenses of) the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws.

As agent, the Distributor currently offers each Fund’s shares on a continuous basis to investors. The Distribution Agreement provides that the Distributor accepts orders for shares only at the price and terms described in the Funds’ then current prospectus (i.e., at net asset value, as no sales commission or load is charged to the investor).

Selected brokers and other intermediaries are authorized to receive purchase and sell orders on behalf of any of the Funds, and each Fund considers itself to have received such orders at the time such brokers and intermediaries have received such orders.

The Adviser is affiliated with AMG Distributors Inc. because AMG Distributors Inc. is an indirect subsidiary of AMG (which also owns a majority interest, through certain of its subsidiaries, in the Adviser).

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) provides administrative services for the Funds pursuant to an agreement between the Company and the Administrator (the “Administration Agreement”).

The fee schedule to the Administration Agreement is as follows:

0.03% of the first $1 billion of average net assets;

0.018% of the next $4 billion of average net assets;

0.01% of the next $5 billion of average net assets; and,

0.009% of average daily net assets in excess of $10 billion.

During the past three fiscal years, the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund, and High Dividend Yield Value Fund incurred the following amounts in administration fees:

	March 31, 2014	March 31, 2013	March 31, 2012
Global Value Fund	$1,497,827	$1,226,296	$1,157,541
Global Value Fund II – Currency Unhedged	$82,963	$65,485	$56,607
Value Fund	$136,836	$128,749	$117,346
High Dividend Yield Value Fund	$162,663	$151,094	$96,205

Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and recordkeeping, internal auditing, valuing each Fund’s assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days’ notice by either party.

The above referenced administrative fees incurred by the Funds include certain accounting fees and other out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds’ transfer, shareholder servicing and dividend paying agent.

Redemption Fee

The Company seeks to ensure that banks, broker-dealers and other intermediaries holding omnibus accounts with the Global Value Fund, Global Value Fund II - Currency Unhedged and High Dividend Yield Value Fund impose the redemption fee at the shareholder account level. However, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions who have a program of charging such fees to their account holders and remitting the proceeds to the Funds, or persons who the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in the Funds’ shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency with which participants can reduce their interests in the Funds. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser.

Custodian, Counsel and Independent Registered Public Accounting Firm

Pursuant to a Mutual Fund Custody and Services Agreement between the Company and The Bank of New York Mellon (the “Custodian”), the Custodian provides custodial services to the Company and the Funds. The principal business address of the Custodian is One Wall Street, New York, NY 10286.

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, is counsel for the Company.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Independent Registered Public Accounting Firm for the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases shares of a Fund. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the Funds or an investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing shares of a Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Each Fund has qualified or intends to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

If a Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income tax on its investment company taxable income and net capital gain it distributes to shareholders. The Global Value Fund, Global Value Fund II - Currency Unhedged and the Value Fund each intend to distribute all of its investment company taxable income and net capital gain at least annually and the High Dividend Yield Value Fund intends to distribute all of its investment company taxable income at least semi-annually and net capital gain at least annually. Therefore, the Funds generally do not expect to pay U.S. federal income taxes.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, each Fund must distribute during each calendar year an amount at least equal to 98% of a Fund’s ordinary income for the calendar year, at least 98.2% of its capital gain net income realized during the one-year period ending October 31 of the calendar year (unless an election is made to use a Fund’s taxable year), and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, the Funds will be treated as having been distributed. The imposition of the U.S. federal excise tax may adversely affect the net after-tax return of the Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the relevant Fund). Such distributions may, however, qualify (provided holding periods and other requirements are met) (i) as “qualified dividend income” eligible for a reduced maximum U.S. federal tax rate to the extent that the Fund receives qualified dividend income, and (ii) for the dividends-received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from certain U.S. corporations. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

Distributions of net capital gain, reported as capital gain dividends, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder. The amount of any Fund distribution that is treated as a tax-free return of capital that reduces a shareholder’s adjusted tax basis in such shareholder’s shares will increase the potential for gain or reduce the potential for loss on any subsequent sale or other disposition of shares.

To the extent that a Fund retains any net capital gain, it may designate such amount as a “deemed distribution” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amount so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or reinvested in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

All distributions of investment company taxable income and net capital gain, whether received in cash or reinvested in additional shares, must be reported by each shareholder on his or her U.S. federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Certain of each Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the regulated investment company annual gross income requirements. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Global Value Fund and the Global Value Fund II - Currency Unhedged intend to qualify, and depending on the year, the High Dividend Yield Value Fund and the Value Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their U.S. federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually regarding whether the foreign taxes paid by such Fund will “pass through” for that year and, if so, will receive notification designating (i) the shareholder’s portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries.

Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder’s U.S. tax (before the credit) attributable to the shareholder’s total taxable income from foreign sources. For this purpose, the shareholder’s proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including “passive income,” a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund’s holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. The purchase of a put option may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund’s portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option sold by the Fund is exercised, thereby requiring the Fund to sell the underlying stock, the premium will increase the amount realized upon the sale of the stock and any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund. Because a Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund’s fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Positions of each Fund which consist of at least one share of stock and at least one offsetting option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property generally are governed by the “straddle” rules of section 1092 of the Code. In general, an investment position will be offsetting if it substantially diminishes a Fund’s risk of loss with respect to such stock. Section 1092 may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above.

Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such other position will be treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or does not make a mark-to-market election (as described below), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a “passive foreign investment company” and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, then in lieu of our incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the “qualified electing fund’s” annual ordinary earnings and net capital gain, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

A Fund may elect to “mark-to-market” any stock in a “passive foreign investment company” the Fund owns at the end of its taxable year, provided the “passive foreign investment company” stock is “marketable” as defined under the “passive foreign investment company” rules (which generally includes any “passive foreign investment company” stock owned by a regulated investment company). “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to this election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the “passive foreign investment company” stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in its income for prior taxable years under the election. The Fund’s adjusted basis in each “passive foreign investment company’s” stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The Fund will likely have to distribute annually any ordinary income resulting from marking “passive foreign investment company” stock to market in order to satisfy the regulated investment company distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Fund actually receives cash distributions from the “passive foreign investment company” during that year.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, a portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund does not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid U.S. federal income tax at the Fund level.

Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains, as well as gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the U.S. federal income tax law. Withholding may also be required if any of the Funds is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the shareholder furnish the required information to the IRS.

Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gain is generally taxed at a reduced maximum rate, while short-term capital gain is taxed at the maximum rate applicable to ordinary income.

Shareholders of each Fund may be subject to state, local and foreign taxes on distributions received from a Fund and on redemptions of each Fund’s shares. Prospective investors must consult their own tax advisors as to the state, local and foreign tax consequences of purchasing shares of the Fund.

Each distribution is accompanied by a brief explanation of the estimated source and character of the distribution. In January of each year the Company will issue to each shareholder a statement of the U.S. federal income tax status of all distributions for the prior year.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock. Tax reporting changes effective January 1, 2012 may require the Company to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B, beginning with the 2012 tax year. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, as defined under the Code. Each shareholder who is not a U.S. person must consult their own tax advisor to determine the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts distributed to him or her.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The U.S. federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

The Adviser conducts all of the trading operations for each of the Funds. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund’s portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is often fixed in the case of foreign securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. To the extent practicable, the Adviser aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures.

When it can be done consistently with the policy of seeking the most favorable net results, it is the Adviser’s practice to place orders with brokers and dealers who supply research to the Adviser. The term “research” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission that may be higher than that which another broker might have charged for executing the same transaction if the Adviser concludes within the context of best execution that the value of the research it receives assists it in the performance of its investment determinations and that the value of such information is reasonable in light of the commission paid. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund’s shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

Although certain research from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser’s staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds.

During the fiscal year ended March 31, 2014, the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund and the High Dividend Yield Value Fund paid $691,573, $49,631, $35,252 and $58,186, respectively, in commissions to brokers who supplied research to the Adviser.

During the past three fiscal years, the Global Value Fund, Global Value Fund II – Currency Unhedged. Value Fund, and High Dividend Yield Value Fund incurred brokerage commissions as follows:

	March 31, 2014	March 31, 2013	March 31, 2012
Global Value Fund	$1,007,781	$1,162,949	$1,117,215
Global Value Fund II – Currency Unhedged	$74,136	$53,711	$155,220
Value Fund	$55,614	$28,115	$44,799
High Dividend Yield Value Fund	$96,743	$151,196	$192,330

Fluctuations in the amount of brokerage commissions paid by each Fund from year to year, as reflected in the table above, were primarily due to increases or decreases in trading volume.

Prior to October 1, 2014, the Funds executed substantially all securities transactions on U.S. markets through Tweedy, Browne Company LLC. The Funds reimbursed Tweedy, Browne $15.00 per trade in ticket charges paid by Tweedy, Browne to its clearing broker for equities and $30.00 per trade in ticket charges for U.S. Treasury securities. During the past three fiscal years, the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and High Dividend Yield Value Fund reimbursed Tweedy, Browne for the following amounts:

	March 31, 2014	March 31, 2013	March 31, 2012
Global Value Fund	$840	$690	$570
Global Value Fund II – Currency Unhedged	$285	$75	$180
Value Fund	$495	$510	$720
High Dividend Yield Value Fund	$180	$510	$480

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. During the past two fiscal years, the portfolio turnover rate for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and High Dividend Yield Value Fund were as follows:

	March 31, 2014	March 31, 2013
Global Value Fund	4%	16%
Global Value Fund II – Currency Unhedged	4%	28%
Value Fund	7%	8%
High Dividend Yield Value Fund	10%	12%

During the fiscal year ended March 31, 2014, the Funds did not acquire any securities issued by their regular broker-dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Funds have adopted policies and procedures designed to prevent the selective disclosure of the Funds’ portfolio holdings and trading activity. In accordance with the policies and procedures adopted by the Funds and the Adviser, the Funds are prohibited from providing any information to anyone other than service providers of the Funds (including the Adviser, transfer agent, administrator and fund accounting agent, auditors, custodian, proxy voting agent, and law firms) regarding the composition of any of the Funds’ portfolios or trading activity for the Funds unless the information has already been publicly released via the Funds’ website, or through other authorized shareholder communications. Such information is provided to service providers of the Funds only to the extent reasonably necessary for them to perform their services and only if the service provider is subject to a duty of confidentiality or a confidentiality agreement. The Company’s Board of Directors has approved these policies and procedures as being in the best interests of the Funds and their shareholders, and any material compliance matters arising under these procedures would be reported to the Board of Directors by the Company’s Chief Compliance Officer.

The Funds’ portfolio holdings are generally published on the Funds’ website substantially in the form they are expected to be filed with the SEC with up to a 20 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR and Form N-Q with a lag of up to 60 days following each fiscal quarter. The Funds may exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund’s accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds’ website with a lag of up to 60 days following the period end. The Funds’ top twenty holdings as of the most recent month end are posted monthly on the Funds’ website as soon as they become available, which is generally within a few days after month end. Information regarding the Funds’ portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their website. In addition, the Adviser may provide to existing and potential investors and intermediaries working on behalf of such investors analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the United States and other countries regarding its investments on behalf of its clients, which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds’ website are the Adviser, the Administrator and the Custodian. The Board of Directors believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.

Once a portfolio holding has been publicly disclosed on the Funds’ website, it is no longer subject to confidential treatment. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Company or the General Counsel of the Adviser that the disclosure is for a legitimate business purpose and is subject to appropriate confidentiality arrangements as described above.

NET ASSET VALUE

The net asset value of shares for each Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for each Fund is determined by dividing the value of the total assets, less all liabilities of such Fund, by the total number of shares outstanding.

In valuing a Fund’s assets, a security or other asset traded on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets which are readily marketable but for which there are no reported sales on the valuation date whether because they are not traded in a system providing for same day publication or sales or because there were no sales reported on such date, are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and assets which are not readily marketable due to significant legal or contractual restrictions or other reasons will be valued by the Adviser at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.

The value of a security which is not readily marketable and which accordingly is valued at fair value by or under the direction of the Board of Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

Following the calculation of security values in terms of the currency in which the market quotation used is expressed (“local currency”), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the 4:00 p.m. London time spot rate. Foreign currency exchange contracts are valued by obtaining from the pricing vendor approved by the Company’s Board of Directors each day the current 4:00 p.m. London time spot rate and future rate on forward currency contracts.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund’s net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of a substantial portion of portfolio securities each Fund used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined under the policies summarized above and the time as of which that Fund’s net asset value is calculated, such securities may be valued at fair value under certain circumstances as determined in good faith by the Adviser under the direction of the Board of Directors.

PERFORMANCE INFORMATION

From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Quotations of a Fund’s performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor’s shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

Comparison of Portfolio Performance

Comparison of any quoted non-standardized performance of various investments, such as other mutual funds, is valid only if performance is calculated in the same manner or the differences are understood. For example, from time to time a Fund’s average total return may be quoted over annual periods other than calendar-year periods. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

Because normally most of the investments of the Global Value Fund and Global Value Fund II - Currency Unhedged are denominated in foreign currencies and a portion of the investments of the High Dividend Yield Value Fund and Value Fund are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of each Fund’s investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future performance.

From time to time, in advertising and marketing literature, a Fund’s performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations’ tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund’s risk.

Evaluations of a Fund’s performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

Since the assets in funds are always changing, any of the Funds may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization’s categorizations of mutual funds, changes in the Fund’s investment policies and investments, the Fund’s asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

ADDITIONAL INFORMATION

Redemptions in Kind

The Company on behalf of the Funds reserves the right, if conditions exist which make cash payments undesirable or payment in kind desirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Fund and valued the same way they are for purposes of computing the Fund’s net asset value (a redemption in kind). The Company may, in its discretion, also make payments in kind at the request of redeeming shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Anti-Money Laundering Laws

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

Federal regulations may require the Company to obtain, verify, and record information that identifies each person who opens an account with the Global Value Fund, the Global Value Fund II - Currency Unhedged, the Value Fund or the High Dividend Yield Value Fund. When a shareholder opens an account with any of the Funds, such Fund will ask for a shareholder’s name, address, date of birth, and other information that will allow the Fund to identify a shareholder. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in a shareholder account until the shareholder’s identity is verified.

Other Information

The Company has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the Adviser. Copies of the Proxy Voting Policies and Procedures are included under Appendix B.

The Company is required to file Form N-PX with the Company’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. This filing is available without charge by calling 800-432-4789 and on the SEC’s Web site at http://www.sec.gov.

The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a website (http://www.sec.gov) that contains the complete Registration Statement.

Financial Statements

The financial statements for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and High Dividend Yield Value Fund, including the notes thereto, dated March 31, 2014 have been audited by PricewaterhouseCoopers LLC, the Funds’ Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2014, and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2014.

APPENDIX A

The following is a description of the ratings given by Moody’s and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective

A-1

elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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APPENDIX B

Proxy Voting Policies and Procedures

Mutual Funds

Introduction

Policy

Tweedy, Browne Company LLC (“TBC”) exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. At TBC, we take our responsibilities very seriously and believe the right to vote proxies is a significant asset of our clients.

The procedures in this policy apply to all proxy voting matters concerning securities in the Tweedy, Browne Global Value Fund, the Tweedy, Browne Global Value Fund II – Currency Unhedged, the Tweedy, Browne Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund (“the Funds”), each a series of Tweedy, Browne Fund Inc. (“Fund Inc.”).

Because our sole interest is protecting our clients’ assets, when we take action, we place our clients’ interests and rights as shareholders first. The reason we acquire and hold a company’s equity security is our expectation that it will prove to be a good investment. Our consideration of proxy issues, therefore, is focused on the investment implications of each issue.

In this context, TBC exercises the rights of its clients as shareholders primarily by voting on proposals set forth in proxy statements for annual and special meetings of portfolio companies. Our proxy review process, which has been in place for many years, is both thorough and objective. The overall objective is to increase shareholder economic value over time.

General Voting Positions

Under its investment philosophy, TBC generally invests client funds in a company only if TBC believes that the company’s management seeks to serve shareholders’ best interests. Because TBC generally has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests. Thus, on most issues, our votes are cast in accordance with the company’s management recommendations. However, when we believe management’s position on an issue is not in the best interests of our clients, TBC can, and often does, vote against the management’s position.

In considering its voting position on all matters submitted to a vote of stockholders (other than routine matters not likely to have an impact on the value of the issuer’s securities), TBC considers relevant information available to TBC with respect to the company and the proposal, including information submitted by proponents and opponents, if any, of the issuer’s positions.

TBC may abstain from voting proxies in various circumstances. TBC may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund, such as when foreign proxy issuers impose unreasonable voting or holding requirements. For example, in certain non-U.S. markets where share blocking applies (see attached Exhibit A), TBC generally does not vote on routine matters due to share blocking restrictions, as the potential impact on our ability to sell the shares outweighs the economic value of the vote. However, votes will be considered on a case-by-case basis, and TBC will determine to vote shares on a material issue if the importance of the issue outweighs the downside of share blocking.

Voting Agent: ISS Proxy Master

TBC retains Institutional Shareholder Services RiskMetrics Group (“ISS”) to serve as the voting agent for all domestic and global securities owned by and held by the TBC Funds. TBC is responsible for coordinating with the Funds’ custodians relating to the Funds’ portfolio securities to ensure that the proxy votes are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Directors. The proxy voting service will refer proxy questions to TBC for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Records are maintained by ISS and forwarded to TBC electronically by issuer and by client account. Generally speaking, unless a client specifies otherwise, all accounts are managed on the same basis and the firm votes shares held by all of its accounts in the same manner. In matters that are likely to have an impact on the value of the issuer’s security and in the rare event that ISS has not received a particular proxy for any account, ISS will call the Funds’ custodian and request the proxy.

In order to assure ourselves that we are aware of all outstanding non-routine matters, ISS has been instructed to contact TBC via telephone or otherwise to obtain voting directions for all annual or extraordinary shareholder meetings that have an agenda which includes such proposals as: cumulative voting; poison pills; mergers; shareholder corporate governance proposals; Chinese walls; stock splits; and new classes of stock or increased authorizations with unspecified voting/shareholder rights, as well as meetings in all share blocking jurisdictions (see discussion above).

The Investment Committee

The TBC Investment Committee is comprised of William H. Browne, John D. Spears, Thomas H. Shrager, Robert Q. Wyckoff, Jr. and, effective commencing August 1, 2013, David W. Browne, Roger R. de Bree and John Jay Hill. This Committee, in consultation with TBC’s in-house staff of analysts, may meet to discuss TBC’s view/opinion with respect to a particular item on an issuer’s agenda in order to determine how to vote the relevant proxies in order to best serve the interests of the Funds. The Investment Committee will carefully review non-routine matters with the same degree of prudence and care with which it makes stock selections for the Funds. TBC may, from time to time, discuss its views and seek such independent legal, financial or other advice as it may determine necessary for purposes of making an independent decision.

TBC will also at times consider ISS’s position on certain proposals. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Investment Committee.

Conflicts of Interests Between TBC and Clients Regarding Proxy Voting

TBC is majority owned by Affiliated Managers Group, Inc. (“AMG”), an asset management company with equity investments in numerous investment management firms (its “Affiliates”). TBC does not purchase AMG’s securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or the other Affiliates.

TBC’s only business is the investment advisory business and activities directly connected to that business, such as distribution of interests in the Funds and other unregistered investment pools and brokerage activities on behalf of its clients. TBC does not engage in any investment banking or corporate finance activity, nor does it produce research for publication or sale. TBC is not affiliated with any firm outside of the investment advisory business. Furthermore, employees are generally forbidden to be involved in any outside for-profit business activity, especially business activity conducted for or with public companies. Therefore, it is unlikely that proxy voting would present TBC with a conflict of interest between the interests of the firm and/or its employees and the interests of its clients.

Potential Conflicts

Nevertheless, potential conflicts may arise. For example: (a) if TBC manages a portfolio (or is actively seeking to manage a portfolio) for a proxy issuer or its senior officers or directors and also owns that company’s securities in a Fund; or (b) if a senior officer or analyst of TBC has a familial or personal relationship with a senior executive or Board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose security is owned in a Fund’s portfolio; or (c) in the rare occurrence, if TBC places a representative on a board.

In order to track these possible conflicts, TBC will maintain a database of all public companies that employ the spouse or children living at home of TBC’s senior officers and analysts and all public companies for which TBC manages assets or is actively seeking to manage assets. This database will be periodically checked against TBC’s portfolios so that any possible conflicts can be identified.

Members of the Investment Committee, as well as research analysts, should be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Legal and Compliance Department should be consulted.

Procedures

In the unlikely event that a potential conflict does arise between the interests of the firm and/or its employees and the Funds, TBC shall implement the following procedures:

1.         If the perceived conflict of interest involves an individual member of the Investment Committee or research analyst, the Legal and Compliance Department will, in consultation with the non-conflicted members of the Investment Committee, determine if the conflict is material to the particular proxy issue being considered. If it is determined that the conflict is material, the conflicted Investment Committee member or research analyst shall recuse himself or herself from communicating with any member of the Investment Committee or research analyst about the proxy issue. The remaining members of the Investment Committee will decide how to vote the proxy and relay the decision to the Legal and Compliance Department. The Legal and Compliance Department will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted Investment Committee member or research analyst, and the resulting vote.

2.         If the perceived conflict of interest involves TBC or AMG’s Affiliates, the Legal and Compliance Department will, in consultation with the Management Committee, determine if the conflict is material. If it is determined that the conflict is material, the Investment Committee will have no further input on the particular proxy vote. The Legal and Compliance Department will make and maintain a written record of the conflict of interest. The Legal and Compliance Department shall receive a written representation from ISS that ISS will disclose any business relationship it may have with the issuer in question, and a statement that ISS has complied with its Policies, Procedures and Practices Regarding Potential Conflicts of Interest (available on ISS’ website). The Legal and Compliance Department shall also maintain a written record of the manner in which the proxy vote was handled.

3.         Another possible conflict involves the voting of shares issued by a TBC-managed mutual fund that are held in client accounts at TBC. In this case, TBC will cause the proxies to be “mirror voted” in the same proportion as the votes of other proxy holders whose shares are not held in TBC client accounts.

Overview of TBC’s Policies Regarding Commonly Raised Proxy Voting Issues

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s Board. In evaluating issues, the Investment Committee may consider information from many sources, including the research analyst covering the particular stock, management of a company presenting a proposal, shareholder groups, and independent proxy research services such as ISS. Of course, the final decision on proxy voting issues remains with the Investment Committee.

On occasion, TBC has taken extraordinary steps to pursue voting rights on behalf of its clients and has sponsored shareholder proposals at annual shareholder meetings. In one such instance, TBC devoted months working with outside counsel in an attempt to insure that its clients received the proper shareholder rights, which illustrates the importance TBC places on pursuing voting rights for its clients. TBC is diligent regarding the voting process and the rights of shareholders to influence management of companies, when appropriate. For example, TBC was recently successful in placing a resolution before the annual shareholder meeting of a large multinational issuer, which requested that management work expeditiously to separate the issuer’s diverse lines of business for the purpose of maximizing shareholder value.

The instances cited above are of course not part of TBC’s routine proxy voting procedures; however, they do demonstrate the gravity with which TBC views its responsibility to protect its clients’ shareholder rights.

Summarized below are general guidelines that TBC follows regarding some issues most frequently raised in proxy statements.

Election of an Issuer’s Board of Directors

TBC believes that good governance begins, to the extent possible, within the corporate ownership structure of a particular issuer, an independent Board of Directors, not encumbered by material ties to management, all of whose members are elected annually. In addition, crucial Board committees should, to the extent possible within the corporate ownership structure of a particular issuer, be entirely independent.

•	We will generally support the election of Directors that result in a Board made up of a majority of independent Directors.

•	We will generally withhold votes for non-independent Directors who serve on the audit, compensation, and/or nominating committees of the Board.

•

We will hold Directors accountable for the actions of the committees on which they serve. For example, we will generally withhold votes for nominees who approve or propose arrangements that we believe would have the effect of diminishing shareholder value.

•	We will generally vote in favor of efforts to ensure that shareholders elect a full slate of Directors at each annual shareholder meeting.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include some closely related activities that do not raise any appearance of impaired independence.

•	We will generally vote against proposed auditors where non-audit fees make up what we believe to be a material amount of the total fees paid by an issuer to an audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised. If we believe auditor independence has been compromised, we will vote against the auditor.

Management/Executive Compensation,

including Equity-based Compensation Plans

One of the key components in attracting and retaining talented management is compensation. Therefore, we will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management. However, share option plans generally must meet our guidelines for such plans as discussed below.

Our goal is to assure that a company’s equity-based compensation plan is aligned with the shareholders’ long-term interests. We believe that, when well designed, equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. However, we generally oppose plans that have features that we view as objectionable, features which generally would substantially dilute the shareholders’ interest in a company or result in providing participants with excessive awards. Accordingly:

•

We will generally support measures intended to increase long-term stock ownership by executives, including features that require corporate officers to hold a certain minimum of stock in the company, or require stock acquired as the result of option exercises be held for minimum periods of time. We also will support expensing the fair value of option grants, which may give further incentive to companies to favor stock grants over option grants.

•

We will generally vote against those plans, which, in light of all other existing compensation plans of the company, we believe would directly or indirectly result in material dilution of shareholders’ interests.

•	We will generally vote against plans that have any of the following features:

■	Ability to re-price “underwater” options

■	Ability to issue options with an exercise price below the stock’s current market price

■	Ability to issue reload options

■	Ability to reward management as a result of a takeover attempt, such as golden parachutes

■	Automatic share replenishment features

Corporate Structure and Shareholder Rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to a corporation’s by-laws by a majority vote.

•	We will generally support proposals to remove super-majority voting requirements for certain types of proposals. We will generally vote against proposals to impose super-majority requirements.

•	We will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent, staggered boards).

•

We will generally vote against proposals for a separate class of stock with disparate voting rights. Due to long standing custom and practice, these features are more common in foreign markets. Although we will make investments in companies that have disparate voting rights, we will generally vote to eliminate them when the issue is presented.

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We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. We would generally not vote in favor of these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting such a plan.

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We will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals to do the opposite. The reason for this is that we believe that corporate management should be subject at all times to the incentives and punishments of the market, not insulated from them.

Increase in Authorized Capital/Preferred Stock

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We will generally vote for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, e.g., to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

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We will carefully review proposals to authorize new issues of preferred shares. We recognize that new issues of authorized shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

Changing State of Incorporation

•	We will generally vote against proposals to move the company to another state less favorable to shareholders’ interests.

Corporate and Social Policy Issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s Board of directors. Proposals in this category typically request that the company disclose or amend certain business practices.

•	We generally vote against social policy proposals, though we may make exceptions in certain instances where we believe a proposal has important beneficial economic implications for the company.

Disclosure

These policies and procedures will be disclosed in the Statement of Additional Information filed by Tweedy, Browne Fund Inc. TBC will file with the SEC and make available to Fund shareholders upon request, the records of the Funds’ proxy votes. The Funds will disclose in their annual and semi-annual reports to shareholders the procedures by which shareholders may obtain proxy voting records.

Recordkeeping

TBC’s Legal and Compliance Department maintains a record of proxy voting decisions made by the Investment Committee.

TBC will maintain for five years: these proxy voting policies and procedures and records of all votes cast. TBC will obtain an undertaking from ISS to maintain, on behalf of TBC, all proxy statements received in respect of TBC client proxies and records of all votes cast.

TBC will also maintain for five years: (a) records of any document created by TBC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision and (b) records of clients’ oral or written requests for information on proxy voting and copies of TBC’s written responses to any such requests.

July 2013

SHAREBLOCKING MATRIX

Country	Shareblocking Start Period	Shareblocking End Period	Impact of Second Calls	Notes

Argentina	Generally 3-7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholder must re-submit instructions.

Curacao (Netherlands Antilles)	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Curacao is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Egypt	Generally 3-5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Iceland	Varies by Subcustodian	1 business day following record date.

Kazakhstan	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Kazakhstan is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Lebanon	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Lebanon is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Luxembourg	Varies by issuer.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholders may need to re-submit instructions.	Share-blocking is no longer in effect for listed companies. Un-listed companies and UCITS are not required to comply with the EU Directive and therefore, shareblocking may still apply to those issuers.

Mauritius	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.

Morocco	Generally 5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Norway	Varies by Subcustodian	1 business day following successful conclusion of the meeting.	Not applicable.	Norway is de facto a shareblocking market, as some custodians / subcustodians freeze the shares as part of the share re-registration process.

Switzerland	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Generally speaking, only bearer-type shares are subject to blocking. However, some local subcustodians block all types of shares while others do not block any types of shares.